SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2003

NITCHES, INC.

(Exact name of registrant as specified in its charter)

California
(State of Incorporation)

0-13851 (Commission File Number)	95-2848021 (I.R.S. Employer Identification No.)

10280 Camino Santa Fe, San Diego, California 92121 (Address of principal executive offices) Registrant's telephone number: (858) 625-2633 1

Item 5. Other Events

On November 28, 2003, the Registrant issued a press release announcing annual results for fiscal 2003. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Exhibits

99.1	Press Release of the Registrant dated November 28, 2003.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

November 28, 2003	NITCHES, INC. Registrant By: /s/ Steven P. Wyandt ——————————— Steven P. Wyandt As Principal Financial Officer and on behalf of the Registrant

Exhibit Index

Exhibit No. 99.1	Description Press Release of the Registrant dated November 28, 2003.

2